                               TABLE OF CONTENTS

                   Portfolio Manager's Report to Shareholders
                                     PAGE 2

                       Schedules of Portfolio Investments
                                     PAGE 8

                      Statements of Assets and Liabilities
                                    PAGE 10

                            Statements of Operations
                                    PAGE 11

                      Statements of Changes in Net Assets
                                    PAGE 12

                         Notes to Financial Statements
                                    PAGE 13

                              Financial Highlights
                                    PAGE 21

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------

Value of a $10,000 Investment

                                    Alpine U.S. Real    Wilshire Real Estate   Lipper Real Estate
                                     Estate Y Shares      Securities Index        Fund Average
9/3/93                                    10000                10000                 10000
9/30/93                                   10350                10455                 10330
3/31/94                                   10901                 9924                  9940
9/30/94                                   10117                 9890                  9693
3/31/95                                    9674                 9902                  9313
9/30/95                                   11900                10823                 10342
3/31/96                                   13085                11685                 10900
9/30/96                                   13515                12962                 11812
3/31/97                                   16229                15627                 13743
9/30/97                                   24151                18410                 15936
3/31/98                                   25876                18245                 16201
9/30/98                                   18189                15325                 13423

Past performance is not predictive of future results. Investment return and principal value of the Alpine U.S. Real Estate Fund will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. The returns set forth reflect the waiver of certain advisory fees. Without the waiver of fees, total return would have been lower.

The Wilshire Real Estate Securities Index and the Lipper Real Estate Fund Average Index are market capitalization weighted performance indexes of listed property and real estate securities.

                      COMPARATIVE TOTAL RETURNS AS OF 9/30/98
------------------------------------------------------------------------------------
                                                                            SINCE
                                              1 YEAR    3 YEAR   5 YEAR   INCEPTION+
Alpine Y Class                               (24.69)%   15.19%   11.94%     12.50%
Alpine A Class (4.75%)*                      (28.41)%   13.01%   10.62%     11.20%
Alpine B Class (5.00%)**                     (28.60)%   13.28%   10.87%     11.58%
Alpine C Class (1.00%)**                     (26.02)%   14.08%   11.23%     11.80%
------------------------------------------------------------------------------------
Wilshire Real Estate Securities Index        (15.77)%    9.08%    5.38%      5.97%
Lipper Real Estate Fund Average Index        (16.76)%   12.29%    7.95%      8.78%

     * Represents maximum front-end sales load.
    ** Represents continent deferred sales charge.

+ Performance of Investor A Class, B Class and C Class shares for the period prior to their inceptions on 2/10/95, 3/7/95 and 7/12/95, respectively, represents performance for Y Class shares, which commenced operations on 9/3/93. A Class, B Class and C Class shares are subject to distribution and service fees, which had they been included in the prior period, performance would have been lower.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the Alpine U.S. Real Estate Equity Fund's Annual Report to Shareholders for the fiscal year ended September 30, 1998. The past twelve months have proven unsettling for the real estate markets and most challenging for the world's financial markets. In this report we will discuss the Fund's performance as well as issues and trends which are affecting both real estate and securities markets.

Q. WHAT WAS THE ALPINE U.S. REAL ESTATE EQUITY FUND'S PERFORMANCE DURING THE FISCAL YEAR ENDED SEPTEMBER 30, 1998?
A. We are pleased to report that your fund passed its five-year anniversary at the beginning of September and concluded the month as the top performing real estate mutual fund out of nine for the five-year period ending September 30th based on Lipper rankings.(1) This long-term record remained intact even as the fund experienced its most difficult quarterly performance since inception. Over the past twelve months, your fund generated a negative total return, down 24.69% (Y Class). By comparison, The Wilshire Real Estate Securities Index* declined by 16.69% during the same period. The disappointing relative performance was most acute during the months of July through September when the fund lagged the Wilshire Real Estate Securities Index by -11.51%.

Q. WHAT CREATED THIS DOWNWARD SLIDE IN BOTH REAL ESTATE SECURITIES AND THE FUND'S PERFORMANCE DURING THIS PAST SUMMER?
A. During the months of August and September, the world's financial markets were shaken by a confluence of events which snowballed to a flashpoint highlighted by the near collapse and rescue of the giant hedge fund, Long Term Capital Management (LTCM). This situation almost created a global financial panic that threatened to collapse financial liquidity. Fortunately, the U.S. Federal Reserve stepped in to the fray, cut interest rates and promoted both financial liquidity and coordination amongst major investment firms and banks.
        This near financial crisis stemmed from the financial meltdown in Asia, which has been exacerbated by the prolonged Japanese reflation effort. In late August, the situation was compounded by the collapse of the Russian Ruble and, with it, much hope for Russian capitalism. This raised fears that the Asian contagion would spread next to Brazil and beyond, potentially creating severe losses for major American and European banks. The prospect of staggering bank losses or even of collapse drove many investors around the world in a fearful frenzy to raise cash holdings and quickly eliminate risk from their investment portfolios. However, what was originally an effort to avoid risk took hold so broadly and so quickly that many investors could not sell efficiently in order to increase their liquidity. Thus some investors had to keep hitting the bid price on less liquid holdings in a panic to achieve financial liquidity. Simultaneously, the world's most liquid investment, U.S. Treasury Bonds, benefited from huge capital flows in search of the best safe harbor. In essence the historic yield spreads or risk premiums required by investors in different investments set relative to the low risk U.S. Treasury

---------------

    (1) For the one and three year periods ending 9/30/98 the Fund ranked 78th among 82 and 4th among 42 Funds, respectively. Lipper ranking is based on total return and does not include a sales charge.

    * The Wilshire Real Estate Securities Index is a market capitalization weighted performance index of listed property and real estate securities.
--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------

                           GEOGRAPHICAL DISTRIBUTION*

        SOUTH          MOUNTAIN    PACIFIC      NEW      CENTRAL                            MID       PACIFIC
        EAST            STATES    SOUTHWEST   ENGLAND     PLAINS     SOUTH     MIDWEST    ATLANTIC   NORTHWEST
         15%             14%         21%         8%         7%        10%        7%          8%         10%

                              SECTOR DISTRIBUTION*

                                         HOME                                                  OPERATING
        CASH           HOTEL/LODGING   BUILDING   OFFICE/INDUSTRIAL    RETAIL    RESIDENTIAL     COS.        LAND
         2%                 32%          28%             18%             8%           6%           2%         4%

TOP 10 HOLDINGS*

 1.  Kilroy Realty Corp.                              5.78%   6.  Standard Pacific Corp.                  3.67%
 2.  Lennar Corp.                                     4.77%   7.  Felcor Lodging Trust, Inc.              3.61%
 3.  U.S. Homes Corp.                                 4.32%   8.  Toll Brothers, Inc.                     3.46%
 4.  Starwood Hotel & Resorts                         4.22%   9.  Alexander's, Inc.                       3.41%
 5.  Sunstone Hotel Investors, Inc.                   4.14%  10.  D.R. Horton, Inc.                       3.30%

 * Portfolio composition subject to change.

Bond was exacerbated, sending markets and financial structures further out of kilter. This began to threaten the very operation of a number of major financial markets including the capital markets for real estate. At the time of writing this letter in late October, the Federal Reserve's actions have brought some measure of stability and confidence back to the markets. The panic is over but the markets have not yet stabilized.
     Your fund sought to take advantage of this evolving pattern of panic selling towards the end of August. We assumed that the collapse of the Russian ruble would be the final shoe to drop before governments were forced to work toward stabilizing the situation. So the fund acquired shares in a number of companies whose shares we believed to be very cheap. Unfortunately, it proved too early to be aggressive, given the unforeseen impact of the LTCM debacle. Nonetheless, we believe that the fund's performance in October and hopefully beyond will continue to justify these purchases.

Q. WHAT HAS BEEN THE EFFECT OF THIS SUMMER'S FINANCIAL UPHEAVAL UPON THE ECONOMY AND REAL ESTATE MARKETS?
A. Some market observers believe that stock prices often foretell the direction of the economy and thus the third quarter suggests that a recession may be around the corner. We do not share

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------

   such a view on this occasion. Typically, financial markets reflect the prospective strength of business activity. This time, instead of acting like a cyclical barometer, the markets are reflecting a secular reduction in global liquidity and capital available for business. We believe that this secular contraction and resultant capital market restructuring has already burst the liquidity bubble which propelled economic expansion abroad as well as contributed to domestic growth. We do not believe the recent monetary contraction will precipitate a cyclical recession in the U.S. as long as there are structural adjustments to the mechanisms which promote the flow and utilization of liquidity throughout the world's financial markets. It appears that the G-7 Finance Ministers are working on such adjustments.

        Real estate markets have rapidly responded to the ongoing realignment of capital flows. Real estate stock prices have declined and mortgage money is more expensive. Specifically, financial markets such as Wall Street can no longer provide the greatest amount of cheap debt and equity capital for real estate operators. REITs can not currently raise significant equity and CMBS (Collateralized Mortgage Backed Securities) issuers have been virtually forced to suspend operations. In their place, the traditional sources of real estate capital, pension funds, life insurance companies and even some banks are more prominent. However this investment capital is more expensive. Effectively the marginal players are gone from the investment arena as more equity is required for acquisitions and some investors must compensate for the more expensive capital with higher returns on new real estate. As a result commercial real estate prices have fallen by 10 -15% and in some cases, even more, according to market participants. Furthermore, capital for new developments has become prohibitive for all but the most established developers with the best projects. Thus, in contrast with last spring, when excess liquidity from Wall Street was threatening to push prices higher and new supply to potential excess, we are now witnessing a retrenchment in the sources of real estate capital in a manner which may in fact prolong the Real Estate Cycle in a stable manner. Fundamentally, the supply and demand equation is still in balance throughout most of the U.S.'s major markets, with typical vacancy rates around 10%. As we look forward to 1999, the stock market appears to be focusing on the potential level of demand for different types of real estate, so shares in the most economically sensitive sectors, such as lodging and homebuilding, have been pricing in much of the market's worry about a potential recession. If there is no recession, many real estate stocks are very cheap, trading at price-to-cash flow multiples and price-to-realizable value that are even cheaper than during the last recession.

Q. WHAT CHANGES HAS THE FUND MADE TO ADJUST TO MARKET CONDITIONS?
A. As the collapse in real estate share prices began in August, your funds manager began a process of swapping out of stocks which no longer offered compelling relative values and acquired shares, which we deemed highly undervalued. The intent was to buy stocks trading at big discounts to their underlying real estate value which dominate their market niche or region with high quality management and assets. For example, the fund sold its position in the Florida land play, St. Joe Corp, which was 28% below the fund's cost, and replaced it with a California land play Catellus Development (1.7% of the net assets of the Fund as of 9/30/98) which had fallen by over 50% from its recent peak. In our view, Catellus has better prospects as a number of near term major projects are either close to or in San Francisco or San Diego as opposed to St. Joe's major assets near Jacksonville and Pensacola, FL, for
--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------

   which long-term development plans have yet to be completed. A number of other new positions were initiated during this period despite the risk of catching the proverbial falling knife on the blade, that is buying a little too soon before the bottom was reached and suffering negative short-term performance. This was the case in certain new holdings such as Prime Hospitality (2.7%), Security Capital Group (2.5%), LNR Property (2.7%), Felcor Lodging Trust (3.6%), Standard Pacific Corp (3.7%) and Mack Cali Realty Corp (2.2%). The collapse in share prices also allowed the fund an opportunity to lower its cost basis in dominant, premier long term holdings such as Starwood Hotel & Resorts (4.2%), Lennar Corporation (4.8%), Kilroy Realty Corp (5.8%), Toll Brothers (3.5%), and Alexanders (3.4%). The fund's concentration of companies which we think have the best prospects was increased by reducing holdings from 54 to 44 companies. We have emphasized positioning the Fund for a sustained market rerating of real estate as fear and uncertainty over the economic vitality of this country recedes in the stock market.

Q. WHAT ARE THE PROSPECTS FOR U.S. REAL ESTATE SECURITIES IN THE COMING YEAR?
A. This letter is being written at the end of October and real estate securities around the world have recovered from their October 8th low. We believe this is the beginning of a stabilization period, until the stock market develops a clearer picture of real estate's prospects. The readjustment of U.S. real estate financial markets, let alone the reconstruction of the world's capital markets, will take time. For now, global capital markets appear relieved that appropriate actions are being undertaken by government financial institutions. While the recent shock to the system has been powerful enough to slow the level of economic activity in this country, we believe that in and of itself it should not lead to a recession. Nevertheless, the possibility of continued upheaval in financial markets abroad remains a caution for the future.
        Today the U.S. remains an island of prosperity in a turbulent world. Population growth from continued immigration to this country, and further immigration to desirable sunbelt locations in combination with the continued availability of capital for corporate start-ups, should maintain both healthy new job creation and household formation levels necessary to underpin demand for real estate. Real estate fundamentals of supply are well in hand, and we believe the demand will probably not weaken appreciably. We believe that securitization will continue as a major force in consolidating the real estate industry providing both liquidity, transparency and diversification for investors and entrepeneurs alike. We truly believe that real estate securities are now priced at levels which offer long-term investors considerable opportunity for solid positive returns over the next few years of this cycle.
        We appreciate your support during this difficult period, and remain interested in your questions and comments regarding your investments with the Alpine family of Real Estate Funds. We remain positive in our outlook for this portfolio given prices at current levels.

           Sincerely,

           /s/ Samuel A. Lieber
           Samuel A. Lieber

This report is authorized for distribution only when preceded or accompanied by a Prospectus.
--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
  ALPINE EQUITY TRUST

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and related statement of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Alpine U.S. Real Estate Equity Fund of the Alpine Equity Trust, at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for the periods presented and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Alpine Equity Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

November 17, 1998
Columbus, Ohio

ALPINE U.S. REAL ESTATE EQUITY FUND

            SCHEDULE OF PORTFOLIO INVESTMENTS
                    SEPTEMBER 30, 1998

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
REAL ESTATE INVESTMENT TRUSTS -- (37.3%)
Hotels -- (15.7%)
   100,000   Canadian Hotel Income
               Properties..................  $   596,235
    59,000   Felcor Lodging Trust, Inc.....    1,434,438
    41,263   Patriot American Hospitality,
               Inc.........................      526,103
    30,000   RFS Hotel Investors, Inc......      360,000
    55,001   Starwood Hotels &
               Resorts(d)..................    1,677,530
   181,800   Sunstone Hotel Investors,
               Inc.........................    1,647,562
                                             -----------
                                               6,241,868
                                             -----------
Office-Industrial Buildings -- (12.5%)
    40,000   Brandywine Realty Trust.......      765,000
    43,000   Corporate Office Properties
               Trust, Inc..................      341,313
    40,000   Great Lakes Reit, Inc.........      665,000
   100,000   Kilroy Realty Corp............    2,300,000
    30,000   Mack Cali Realty Corp.........      900,000
                                             -----------
                                               4,971,313
                                             -----------
Shopping Centers -- (4.1%)
    17,700   Alexander's, Inc. (b).........    1,358,475
     3,200   Chelsea GCA Realty, Inc.......      109,600
    10,500   Kranzco Realty Trust..........      171,281
                                             -----------
                                               1,639,356
                                             -----------
Manufactured Home Parks -- (3.2%)
    85,180   Asset Investor Corp...........    1,267,053
                                             -----------
Mixed Use -- (1.8%)
    41,500   Meditrust Co..................      708,094
                                             -----------
             Total Real Estate Investment
               Trusts (Cost $17,813,142)...   14,827,684
                                             -----------
COMMON STOCKS -- (62.0%)
Homebuilders -- (27.5%)
    19,000   Beazer Homes USA, Inc. (b)....      391,875
    50,000   Crossman Communities, Inc. (b)    1,006,250
    81,925   D.R. Horton, Inc..............    1,310,800
    85,060   Lennar Corp...................    1,897,900
    40,600   MDC Holdings, Inc.............      748,563
    83,600   The Presley Companies (b).....       57,475
    39,300   Ryland Group, Inc.............      957,938
   103,300   Standard Pacific Corp.........    1,459,113
    60,000   Toll Brothers, Inc. (b).......    1,376,250
    58,500   U.S Home Corp. (b)............    1,718,437
                                             -----------
                                              10,924,601
                                             -----------

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Real Estate Operating Companies -- (20.1%)
    72,500   American Skiing Co. (b).......  $   507,500
    65,700   Bentall Corp..................      624,179
    98,000   Capital Trust (b).............      637,000
    51,100   Catellus Development Corp. (b)      664,300
   138,500   Crescent Operating, Inc. (b)..      969,500
   336,000   Excel Legacy Corp. (b)........      976,500
    30,000   Forest City Enterprises,
               Inc.........................      630,000
    30,400   Grubb & Ellis Co. (b).........      266,000
    56,000   LNR Property Corp.............    1,081,500
    55,000   Security Capital Group,
               Inc. (b)....................      990,000
    70,200   Wellsford Real Properties,
               Inc. (b) (c)................      653,738
                                             -----------
                                               8,000,217
                                             -----------
Lodging -- (14.4%)
    89,000   Candlewood Hotel Co., Inc. (b)      545,125
    91,700   Execustay Corp. (b)...........      825,300
    69,900   Homestead Village Properties,
               Inc. (b)....................      598,519
   155,600   Hospitality Worldwide Service,
               Inc. (b)....................      486,250
   106,000   John Q. Hammons Hotels,
               Inc. (b)....................      477,000
   450,100   Meristar Hotels & Resorts,
               Inc. (b)....................    1,237,775
   154,000   Prime Hospitality Corp. (b)...    1,078,000
    62,000   Servico, Inc. (b).............      465,000
                                             -----------
                                               5,712,969
                                             -----------
             Total Common Stocks
               (Cost $28,596,072)..........   24,637,787
                                             -----------
MISCELLANEOUS SECURITIES -- (0.0%)
     1,000   Miscellaneous Securities
               (Cost $19,548)..............       22,125
                                             -----------
             Total Investments
               (Cost $46,428,762) (a) 99.3%   39,487,596
                                             ===========
             Other assets in excess of
               liabilities............ 0.7       284,539
                                       ---   -----------
             TOTAL NET ASSETS........100.0%  $39,772,135
                                     =====   ===========

                                               MARKET
  SHARES                                        VALUE
----------                                   -----------
SECURITIES SOLD SHORT -- (1.8%)
    12,500   Total Securities Sold Short
               (Proceeds $627,948).........  $   700,000
                                             ===========

                                   Continued

ALPINE U.S. REAL ESTATE EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1998

---------------

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $434,575. Cost for federal income tax purposes differs from market value by net unrealized depreciation of securities as follows:

          Unrealized appreciation.................  $ 1,436,208
          Unrealized depreciation.................   (8,811,949)
                                                    -----------
          Net unrealized depreciation.............  $(7,375,741)
                                                    ===========

(b) Non income producing security.

(c) 144A Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(d) Part of the security is held as collateral for the short sale.

                       See notes to financial statements.

ALPINE U.S. REAL ESTATE EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1998

ASSETS:
  Investments, at value (Cost, $45,699,978).................  $39,048,396
  Deposits with broker and custodian bank for securities
    sold short (Cost, $728,784).............................      439,200
                                                              -----------
                                                               39,487,596
  Receivable for investment securities sold short...........      627,948
  Receivable for investment securities sold.................    1,821,827
  Receivable for capital shares issued......................       18,992
  Interest and dividends receivable.........................      118,461
  Prepaid expenses and other assets.........................       16,644
                                                              -----------
    Total assets............................................   42,091,468
                                                              -----------
LIABILITIES:
  Securities sold short (proceeds $627,948).................      700,000
  Cash overdrafts...........................................    1,319,762
  Payable for investment securities purchased...............      147,000
  Payable for capital shares redeemed.......................       20,000
  Accrued expenses and other liabilities:
    Investment advisory fees................................       31,427
    Administration fees.....................................          761
    Distribution fees -- B Class............................        3,911
    Distribution fees -- C Class............................        1,205
    Shareholder servicing fees -- A Class...................        1,143
    Shareholder servicing fees -- B Class...................        1,303
    Shareholder servicing fees -- C Class...................          402
    Custodian fees..........................................        9,295
    Legal fees..............................................       10,685
    Audit fees..............................................       20,506
    Transfer agent fees.....................................        1,631
    Trustee fees............................................          184
    Registration & Filing fees..............................        7,458
    Printing................................................       39,111
    Other...................................................        3,549
                                                              -----------
    Total liabilities.......................................    2,319,333
                                                              -----------
NET ASSETS..................................................  $39,772,135
                                                              ===========
NET ASSETS REPRESENTED BY
  Capital stock, at par value...............................  $       321
  Additional paid-in-capital................................   46,817,439
  Undistributed (distributions in excess of) net investment
    income..................................................       35,143
  Accumulated undistributed net realized gains (losses) from
    investment transactions.................................      (67,550)
  Unrealized appreciation (depreciation) from investments...   (7,013,218)
                                                              -----------
    TOTAL NET ASSETS........................................  $39,772,135
                                                              ===========
NET ASSETS VALUE
  Y Class shares
    Net assets of $25,832,206 / 2,070,891 shares
     outstanding............................................  $     12.47
                                                              ===========
  A Class shares
    Net assets of $5,581,894 / 452,212 shares outstanding...  $     12.34
                                                              ===========
    Offering price (based on sales of 4.75%)................  $     12.96
                                                              ===========
  B Class shares*
    Net assets of $6,352,264 / 523,921 shares outstanding...  $     12.12
                                                              ===========
  C Class shares*
    Net assets of $2,005,771 / 165,496 shares outstanding...  $     12.12
                                                              ===========

---------------
* Redemption price per share varies based on length of time shares are held (Note 5)

                       See notes to financial statements.

ALPINE U.S. REAL ESTATE EQUITY FUND

                            STATEMENT OF OPERATIONS
                         YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME:
  Interest............................................................   $     27,837
  Dividends (net of foreign withholding taxes of $6,791)..............        961,935
                                                                         ------------
     Total income.....................................................        989,772
                                                                         ------------
EXPENSES:
  Investment advisory fees..................................  $409,861
  Administration fees.......................................    44,065
  Transfer agent fees.......................................    67,139
  Distribution fees -- B Class..............................    55,526
  Distribution fees -- C Class..............................    21,040
  Shareholder Servicing Fee -- A Class......................    17,123
  Shareholder Servicing Fee -- B Class......................    18,509
  Shareholder Servicing Fee -- C Class......................     7,013
  Custodian fees............................................    35,471
  Legal fees................................................    14,218
  Audit fees................................................    19,344
  Trustees' fees and expenses...............................     6,501
  Registration and filing fees..............................    56,248
  Organization..............................................     6,778
  Printing..................................................    27,021
  Other.....................................................    17,502
                                                              --------
     Total expenses.........................................   823,359
Less: Fees waivers and reimbursement from Investment
  Advisor...................................................    (5,994)
                                                              --------
Net expenses..........................................................        817,365
                                                                         ------------
Net Investment Income.................................................        172,407
                                                                         ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gains from investment transactions.....................        692,757
  Net change in unrealized (depreciation) from investments............    (13,160,995)
                                                                         ------------
Net realized/unrealized (losses) from investments.....................    (12,468,238)
                                                                         ------------
Change in net assets resulting from operations........................   $(12,295,831)
                                                                         ============

                       See notes to financial statements.

ALPINE U.S. REAL ESTATE EQUITY FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED           YEAR ENDED
                                                              SEPTEMBER 30, 1998   SEPTEMBER 30, 1997
                                                              ------------------   ------------------
OPERATIONS:
  Net investment income.....................................     $    172,407         $    155,093
  Net realized gains from investment transactions...........          692,757            4,054,572
  Net change in unrealized appreciation (depreciation) from
     investments............................................      (13,160,995)           5,804,070
                                                                 ------------         ------------
  Change in net assets resulting from operations............      (12,295,831)          10,013,735
                                                                 ------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
     A Class................................................          (33,856)              (6,261)
     B Class................................................          (32,220)              (9,714)
     C Class................................................          (13,786)              (6,723)
     Y Class................................................         (151,695)            (227,570)
  From net realized gains on investments
     A Class................................................         (645,169)             (38,196)
     B Class................................................         (785,584)             (78,705)
     C Class................................................         (336,121)             (45,396)
     Y Class................................................       (2,702,405)          (1,293,384)
                                                                 ------------         ------------
     Total distribution to shareholders.....................       (4,700,836)          (1,705,949)
                                                                 ------------         ------------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
  Proceeds from shares sold.................................       46,870,986            9,072,219
  Payments for shares redeemed..............................      (21,835,045)          (2,863,078)
  Dividends reinvested......................................        4,376,852            1,419,029
                                                                 ------------         ------------
     Net increase in net assets resulting from shares of
       beneficial interest transactions.....................       29,412,793            7,628,170
                                                                 ------------         ------------
     Total increase in net assets...........................       12,416,126           15,935,956
                                                                 ------------         ------------
NET ASSETS:
  Beginning of period.......................................       27,356,009           11,420,053
                                                                 ------------         ------------
  End of period.............................................     $ 39,772,135         $ 27,356,009
                                                                 ============         ============
Undistributed net investment income.........................     $     35,143         $     94,223
                                                                 ============         ============

                       See notes to financial statements.

ALPINE U.S. REAL ESTATE EQUITY FUND
(FORMERLY EVERGREEN U.S. REAL ESTATE EQUITY FUND)

                         NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION:

     Alpine U.S. Real Estate Equity Fund, formerly Evergreen U.S. Real Estate Equity Fund, (the "Fund"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund is a separate series of the Alpine Equity Trust, formerly the Evergreen Equity Trust, a Massachusetts business trust organized in 1988.

     The Fund offers A Class, B Class, C Class and Y Class shares. A Class shares are sold with a maximum front-end sales charge of 4.75%. B Class and C Class shares are sold without a front-end sales charge, but pay higher ongoing distribution fees than A Class. B Class shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. C Class shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. B Class shares purchased after January 1, 1997 will automatically convert to A Class shares after seven years. B Class shares purchased prior to January 1, 1997 retain their existing conversion rights. Y Class shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Y Class shares are sold only to certain institutional or individual investors who do not receive services of financial intermediaries that offer shares of the Fund.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

     A. VALUATION OF SECURITIES:

     The Fund values securities traded on a national securities exchange or included on the NASDAQ National Market System ("NASDAQ") at the last reported sales price on the exchange where primarily traded. The Fund values securities traded on an exchange or NASDAQ for which there has been no sale and other securities traded in the over-the-counter market at the mean between the last reported bid and asked price. Securities for which market quotations are not available, including restricted securities, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

     B. REPURCHASE AGREEMENTS:

     The Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. Repurchase agreements are considered to be loans under the 1940 act.

                                   Continued

ALPINE U.S. REAL ESTATE EQUITY FUND
(FORMERLY EVERGREEN U.S. REAL ESTATE EQUITY FUND)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

     C. SECURITY TRANSACTIONS AND INVESTMENT INCOME:

     Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

     D. SHORT SALE TRANSACTIONS:

     Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account with its custodian, consisting of cash, equities and/or U.S. government securities sufficient to collateralize its obligation on the short positions. At September 30, 1998, equities held by the Fund with a total market value of $439,200 were segregated as collateral for its short sales. For the year ended September 30, 1998, the market value of the investments purchased to cover short sales and proceeds from investments sold short were $700,000 and $627,948, respectively.

     For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Securities sold short at September 30, 1998 and their related market values and proceeds are set forth in the schedule of portfolio investments.

     E. FEDERAL TAXES:

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its net investment company income and net realized capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the Fund will file for claims on foreign taxes withheld.

     F. DIVIDENDS AND DISTRIBUTIONS:

     The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

                                   Continued

ALPINE U.S. REAL ESTATE EQUITY FUND
(FORMERLY EVERGREEN U.S. REAL ESTATE EQUITY FUND)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

     Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

     As of September 30, 1998, the following reclassification have been made to increase (decrease) such accounts with offsetting adjustments made to additional paid-in-capital:

                                                       ACCUMULATED
                                                      UNDISTRIBUTED
                                                    (DISTRIBUTIONS IN
                                                     EXCESS OF) NET          ACCUMULATED UNDISTRIBUTED NET
                                                    INVESTMENT INCOME           REALIZED GAINS (LOSSES)
                                                        (LOSSES)             FROM INVESTMENT TRANSACTIONS
                                                    -----------------        -----------------------------
      U.S. Real Estate Fund...................            $(70)                           $70

     G. CLASS ALLOCATIONS:

     Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

     H. ORGANIZATION EXPENSES:

     Organization expenses are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Fund are redeemed during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption. All organization expenses were fully amortized as of September 30, 1998.

                                   Continued

ALPINE U.S. REAL ESTATE EQUITY FUND
(FORMERLY EVERGREEN U.S. REAL ESTATE EQUITY FUND)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

3.   CAPITAL SHARE TRANSACTIONS:

     The Fund has an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Fund were as follows:

                                                    YEAR ENDED                     YEAR ENDED
                                                SEPTEMBER 30, 1998             SEPTEMBER 30, 1997
                                         ---------------------------------    ---------------------
                                               SHARES            AMOUNT       SHARES       AMOUNT
                                         ------------------    -----------    -------    ----------
     A CLASS
       Shares sold.....................        804,558         $13,656,844    184,220    $3,010,088
       Shares redeemed.................       (535,972)         (8,757,392)   (64,718)     (998,200)
       Shares issued in reinvestment of
          distributions................         40,006             636,489      3,065        37,276
                                             ---------         -----------    -------    ----------
       Net increase/decrease...........        308,592           5,535,941    122,567     2,049,164
                                             ---------         -----------    -------    ----------
     B CLASS
       Shares sold.....................        489,790           8,252,330    154,550     2,373,682
       Shares redeemed.................       (193,555)         (3,096,673)   (16,358)     (229,903)
       Shares issued in reinvestment of
          distributions................         47,696             749,779      7,088        85,699
                                             ---------         -----------    -------    ----------
       Net increase/decrease...........        343,931           5,905,436    145,280     2,229,478
                                             ---------         -----------    -------    ----------
     C CLASS
       Shares sold.....................        243,416           4,143,415    103,769     1,665,261
       Shares redeemed.................       (185,069)         (3,079,800)   (27,945)     (417,762)
       Shares issued in reinvestment of
          distributions................         19,734             310,020      1,541        18,793
                                             ---------         -----------    -------    ----------
       Net increase/decrease...........         78,081           1,373,635     77,365     1,266,292
                                             ---------         -----------    -------    ----------
     Y CLASS
       Shares sold.....................      1,325,466          20,817,418    137,476     2,023,188
       Shares redeemed.................       (420,021)         (6,900,201)   (87,776)   (1,217,213)
       Shares issued in reinvestment of
          distributions................        167,013           2,680,564    104,600     1,277,261
                                             ---------         -----------    -------    ----------
       Net increase/decrease...........      1,072,458          16,597,781    154,300     2,083,236
                                             ---------         -----------    -------    ----------
       Total Net increase/decrease.....      1,803,062         $29,412,793    499,512    $7,628,170
                                             ---------         -----------    -------    ----------

                                   Continued

ALPINE U.S. REAL ESTATE EQUITY FUND
(FORMERLY EVERGREEN U.S. REAL ESTATE EQUITY FUND)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

4.   SECURITIES TRANSACTIONS:

     Cost of purchases and proceeds from sales of investment securities, excluding securities sold short and short-term investments, were $78,999,021 and $55,038,154, respectively, for the year ended September 30, 1998.

5.   DISTRIBUTION PLANS:

     BISYS Fund Services L.P. ("BISYS L.P."), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS") serves as principal underwriter to the Fund.

     The Fund has adopted Distribution Plans for each class of shares, except
     Y Class Shares, as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund. Pursuant to the Distribution plans, each class, except Y Class, currently pays a service fee equal to 0.25% of the average daily net assets of the class. B Class and C Class also presently pay distribution fees equal to 0.75% of the average daily net assets of the class. Distribution Plan fees are calculated daily and paid monthly.

     During the year ended September 30, 1998, amounts paid to BISYS L.P. and its predecessor pursuant to the Fund's A Class, B Class and C Class Distribution Plans were $17,123, $74,035 and $28,053, respectively.

     Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

     A Class shares are subject to a 4.75% sales charge at the time of purchase. B Class shares are subject to a Contingent Deferred Sales Charge (CDSC) on redemptions of shares made within six years of purchase. The applicable CDSC is equal to a percentage of the lesser of the net asset value per share (NAV) at the date of the original purchase or at the date of redemption, according to the following chart:

YEAR OF REDEMPTION                                            CDSC
------------------                                            ----
     First..................................................   5%
     Second.................................................   4
     Third..................................................   3
     Fourth.................................................   3
     Fifth..................................................   2
     Sixth..................................................   1

     C Class shares are subject to a 1% CDSC on shares redeemed during the first year after purchase.

6.   INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS:

     Effective February 23, 1998, the Fund entered into an investment advisory agreement with Alpine Management & Research LLC ("Alpine"). Alpine is a Delaware limited liability company organized for the

                                   Continued

ALPINE U.S. REAL ESTATE EQUITY FUND
(FORMERLY EVERGREEN U.S. REAL ESTATE EQUITY FUND)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

     purpose of providing investment advisory and management services to investment companies and other advisory clients. Prior to February 23, 1998, Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union National Bank ("First Union"), served as investment advisor to the Fund. Pursuant to each investment advisor's agreement with the Fund, Alpine and Evergreen Asset were entitled to an annual fee based on the Fund's average daily net assets, in accordance with the following schedule:

                                 First $750 million:  1.00%
                                 Next $250 million:  0.90%
                                 Over $1 billion:  0.80%

     For the period from February 23, 1998 through September 30, 1998, Alpine was paid $267,529 for its services. For the period October 1, 1997 through February 22, 1998, Evergreen Asset was paid $136,566 for its services. During the period, for which it served as advisor, Evergreen Asset agreed to reimburse the Fund to the extent that the Fund's operating expenses (including the investment advisory fee and amortization of organizational expenses but excluding interest, taxes, brokerage commissions, 12b-1 distribution and shareholder services fees and extraordinary expenses) exceeded 1.50% of the Fund's average daily net assets. Evergreen Asset reimbursed the Fund a total of $5,994 for the period October 1, 1997 through February 22, 1998 pursuant to this agreement.

     Evergreen Investment Services, Inc. ("EIS"), formerly Evergreen Keystone Investment Services, Inc, a subsidiary of First Union, served as administrator for the Fund and State Street Bank and Trust Company, served as the transfer and dividend disbursing agent for the Fund from October 1, 1997 to April 27, 1998. Effective April 27, 1998, BISYS L.P. became the Fund's Principal Underwriter and Distributor. BISYS Fund Services Ohio, Inc. became the Fund's Administrator and BISYS Fund Services, Inc. ("BISYS") became the Fund's Fund Accountant, Transfer Agent and Dividend Disbursing Agent. In addition, effective April 27, 1998, Investors Fiduciary Trust Company ("IFTC") became the Fund's Custodian. In return for these services, BISYS L.P. and BISYS earns annual fees amounting to 0.23% of the Fund's average daily net assets and IFTC earns annual fees amounting to 0.095% of the Fund's average daily net assets. The Distribution fees incurred by the Fund under its Distribution Plans are not affected by the change in service provider.

     Prior to February 23, 1998, Lieber & Company, an affiliate of First Union, was the investment sub-advisor to the Fund and also provided brokerage services with respect to substantially all security transactions of the Fund effected on the New York or American Stock Exchanges. For the period October 1, 1997 through February 22, 1998, the Fund incurred $ 117,092 in brokerage commissions with Lieber & Company. Lieber & Company was reimbursed by Evergreen Asset, at no additional expense to the Fund, for its cost of providing investment advisory services.

     Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

                                   Continued

ALPINE U.S. REAL ESTATE EQUITY FUND
(FORMERLY EVERGREEN U.S. REAL ESTATE EQUITY FUND)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

7.   CONCENTRATION OF CREDIT RISK:

     The Fund invests a substantial portion of its assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Fund may be more affected by economic developments in the real estate industry than would a general equity fund.

8.   SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED):

     A special meeting of shareholders of the Fund was held on February 23, 1998 to consider a number of proposals. On January 12, 1998, the record date for the meeting, the Fund had 2,175,582 shares outstanding, of which 1,263,253 were represented at the meeting. The votes recorded at the meeting, by proposal, were as follows:

PROPOSAL 1 -- APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND
              AND ALPINE MANAGEMENT & RESEARCH LLC:

Voted "For".................................................  1,207,663
Voted "Against".............................................     24,999
Voted "Abstain".............................................     30,591

PROPOSAL 2 -- ELECTION OF TRUSTEES:

                                                               VOTED         VOTED           VOTED
                                                               "FOR"       "AGAINST"      "ABSTAINED"
                                                             ---------    -----------    -------------
Laurence B. Ashkin.........................................  1,242,547       17,452          3,254
Foster Bam.................................................  1,241,288       18,711          3,254
Samuel A Lieber............................................  1,240,814       19,185          3,254
H. Guy Leibler.............................................  1,242,072       17,927          3,254

PROPOSAL 3 -- CHANGES IN INVESTMENT POLICIES AND RESTRICTIONS:

Proposal 3.A.(1) -- Concentration of investments

     Voted "For"............................................    1,219,445
     Voted "Against"........................................       15,124
     Voted "Abstain"........................................       28,684

Proposal 3.A.(2) -- Borrowings
     Voted "For"............................................    1,218,323
     Voted "Against"........................................       16,246
     Voted "Abstain"........................................       28,684

Proposal 3.A.(3) -- Pledging Assets
     Voted "For"............................................    1,220,704
     Voted "Against"........................................       18,865
     Voted "Abstain"........................................       28,684

                                   Continued

ALPINE U.S. REAL ESTATE EQUITY FUND
(FORMERLY EVERGREEN U.S. REAL ESTATE EQUITY FUND)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

Proposal 3.A.(4) -- Short Sales
     Voted "For"............................................    1,219,920
     Voted "Against"........................................       14,649
     Voted "Abstain"........................................       28,684

Proposal 3.A.(5) -- Loans
     Voted "For"............................................    1,220,704
     Voted "Against"........................................       13,865
     Voted "Abstain"........................................       28,684

Proposal 3.A.(6) -- Real Estate
     Voted "For"............................................    1,219,920
     Voted "Against"........................................       14,649
     Voted "Abstain"........................................       28,684

9. FEDERAL INCOME TAX INFORMATION (UNAUDITED):

   LONG TERM CAPITAL GAINS DISTRIBUTIONS

   During the fiscal year ended September 30, 1998 the Fund declared mid term capital gain distributions in the amount of $129,568 and long term capital gain distributions in the amount of $412,011.

   DIVIDEND RECEIVED DEDUCTION

   For corporate shareholders 9.63% of the total ordinary income distributions paid during the fiscal year ended September 30, 1998 qualifies for the corporate dividends received deduction.

ALPINE U.S. REAL ESTATE EQUITY FUND

                        FINANCIAL HIGHLIGHTS
          (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                               YEAR ENDED SEPTEMBER 30,
                                                       ----------------------------------------
                                                       1998(a)    1997(a)    1996(a)    1995(b)
                                                       -------    -------    -------    -------
A CLASS SHARES
NET ASSET VALUE BEGINNING OF YEAR....................  $ 19.34    $12.49     $11.42     $ 9.21
                                                       -------    ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net investment income (loss).......................     0.08      0.12(c)    0.20       0.18
  Net realized and unrealized gain (loss) from
     investments.....................................    (4.25)     8.57       1.28       2.03
                                                       -------    ------     ------     ------
  Total from investment operations...................    (4.17)     8.69       1.48       2.21
                                                       -------    ------     ------     ------
LESS DISTRIBUTIONS
  From net investment income.........................    (0.15)    (0.26)(c)  (0.20)        --
  From net realized gain from investments............    (2.68)    (1.58)     (0.21)        --
                                                       -------    ------     ------     ------
  Total distributions................................    (2.83)    (1.84)     (0.41)        --
                                                       -------    ------     ------     ------
NET ASSET VALUE END OF YEAR..........................  $ 12.34    $19.34     $12.49     $11.42
                                                       -------    ------     ------     ------
TOTAL RETURN (EXCLUDES SALES CHARGES)................   (24.86)%   78.28%     13.12%     24.00%
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)....................  $ 5,582    $2,778     $  263     $    5
Ratio of expenses to average net assets..............     1.95%     1.77%      1.72%      1.78%(f)
Ratio of interest expense to average net assets......      N/A       N/A       0.04%       N/A
Ratio of net investment income to average net
  assets.............................................     0.27%     0.90%      1.60%      3.13%(f)
Ratio of expenses to average net assets (d)..........      N/A      1.76%       N/A        N/A
Ratio of expenses to average net assets (e)..........     1.97%     2.49%      9.65%    364.74%(f)
Ratio of net investment income to average net
  assets (e).........................................     0.25%     0.88%      1.58%      3.11%(f)
Portfolio Turnover (g)...............................      138%      205%       169%       115%

---------

(a)  Net investment income is based on average shares outstanding during the period.
(b)  For the period from March 10, 1995 (commencement of Class operations) to September 30, 1995.
(c)  The per share amount of net investment income is not in accord with the distributions per share from net investment income due to the timing of sales of Fund shares after the
     Fund declared its annual income distribution on December 26, 1996. The distributions declared on such date were paid principally from net investment income earned during the previous fiscal year.
(d)  During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.
(e)  During the period, certain fees were waived or reimbursed. If such fees waived or reimbursed had not occurred, the ratios would have been as indicated.
(f)  Annualized.
(g)  Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

ALPINE U.S. REAL ESTATE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                               YEAR ENDED SEPTEMBER 30,
                                                       ----------------------------------------
                                                       1998(a)    1997(a)    1996(a)    1995(b)
                                                       -------    -------    -------    -------
B CLASS SHARES
NET ASSET VALUE BEGINNING OF YEAR....................  $ 19.14    $12.41     $11.37     $ 9.19
                                                       -------    ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net investment income (loss).......................    (0.05)     0.02(c)    0.13       0.05
  Net realized and unrealized gain (loss) from
     investments.....................................    (4.18)     8.49       1.27       2.13
                                                       -------    ------     ------     ------
  Total from investment operations...................    (4.23)     8.51       1.40       2.18
                                                       -------    ------     ------     ------
LESS DISTRIBUTIONS
  From net investment income.........................    (0.11)    (0.20)(c)  (0.15)        --
  From net realized gain from investments............    (2.68)    (1.58)     (0.21)        --
                                                       -------    ------     ------     ------
  Total distributions................................    (2.79)    (1.78)     (0.36)        --
                                                       -------    ------     ------     ------
NET ASSET VALUE END OF YEAR..........................  $ 12.12    $19.14     $12.41     $11.37
                                                       -------    ------     ------     ------
TOTAL RETURN (EXCLUDES SALES CHARGES)................   (25.43)%   76.87%     12.49%     23.72%
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)....................  $ 6,352    $3,446     $  431     $  160
Ratio of expenses to average net assets..............     2.70%     2.52%      2.46%      2.51%(f)
Ratio of interest expense to average net assets......      N/A       N/A       0.04%       N/A
Ratio of net investment income (loss) to average net
  assets.............................................    (0.42)%    0.12%      1.05%      2.00%(f)
Ratio of expenses to average net assets (d)..........      N/A      2.51%       N/A        N/A
Ratio of expenses to average net assets (e)..........     2.72%     3.24%      6.19%     28.70%(f)
Ratio of net investment income (loss) to average net
  assets.............................................    (0.44)%    0.10%      1.03%      1.98%(f)
Portfolio Turnover (g)...............................      138%      205%       169%       115%

---------

(a)  Net investment income is based on average shares outstanding during the period.
(b)  For the period from March 7, 1995 (commencement of Class operations) to September 30, 1995.
(c)  The per share amount of net investment income is not in accord with the distributions per share from net investment income due to the timing of sales of Fund shares after the Fund declared its annual income distribution on December 26, 1996. The distributions declared on such date were paid principally from net investment income earned during the previous fiscal year.
(d)  During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.
(e)  During the period, certain fees were waived or reimbursed. If such fees waived or reimbursed had not occurred, the ratios would have been as indicated.
(f)  Annualized.
(g)  Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

ALPINE U.S. REAL ESTATE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                 YEAR ENDED SEPTEMBER 30,
                                                         ----------------------------------------
                                                         1998(a)    1997(a)    1996(a)    1995(b)
                                                         -------    -------    -------    -------
C CLASS SHARES
NET ASSET VALUE BEGINNING OF YEAR......................  $ 19.13    $12.44     $11.41     $10.87
                                                         -------    ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net investment income (loss).........................    (0.05)     0.03(c)    0.13       0.08
  Net realized and unrealized gain (loss) from
     investments.......................................    (4.17)     8.47       1.28       0.46
                                                         -------    ------     ------     ------
  Total from investment operations.....................    (4.22)     8.50       1.41       0.54
                                                         -------    ------     ------     ------
LESS DISTRIBUTIONS
  From net investment income...........................    (0.11)    (0.23)(c)  (0.17)        --
  From net realized gain from investments..............    (2.68)    (1.58)     (0.21)        --
                                                         -------    ------     ------     ------
  Total distributions..................................    (2.79)    (1.81)     (0.38)        --
                                                         -------    ------     ------     ------
NET ASSET VALUE END OF YEAR............................  $ 12.12    $19.13     $12.44     $11.41
                                                         -------    ------     ------     ------
TOTAL RETURN (EXCLUDES SALES CHARGES)..................   (25.38)%   76.89%     12.49%      4.97%
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)......................  $ 2,006    $1,673     $  125     $    3
Ratio of expenses to average net assets................     2.70%     2.52%      2.47%      2.49%(f)
Ratio of interest expense to average net assets........      N/A       N/A       0.04%       N/A
Ratio of net investment income (loss) to average net
  assets...............................................    (0.46)%    0.23%      1.08%      2.55%(f)
Ratio of expenses to average net assets (d)............      N/A      2.51%       N/A        N/A
Ratio of expenses to average net assets (e)............     2.72%     3.24%     18.82%    421.54%(f)
Ratio of net investment income (loss) to average net
  assets (e)...........................................    (0.48)%    0.21%      1.06%      2.53%(f)
Portfolio Turnover (g).................................      138%      205%       169%       115%

---------

(a)  Net investment income is based on average shares outstanding during the period.
(b)  For the period from July 12, 1995 (commencement of Class operations) to September 30, 1995.
(c)  The per share amount of net investment income is not in accord with the distributions per share from net investment income due to the timing of sales of Fund shares after the Fund declared its annual income distribution on December 26, 1996. The distributions declared on such date were paid principally from net investment income earned during the previous fiscal year.
(d)  During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.
(e)  During the period, certain fees were waived or reimbursed if such fees waived or reimbursed had not occurred, the ratios would have been as indicated.
(f)  Annualized.
(g)  Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

ALPINE U.S. REAL ESTATE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                 SEPTEMBER 1,
                                                                                                    1993(h)
                                                       YEAR ENDED SEPTEMBER 30,                     THROUGH
                                         -----------------------------------------------------   DECEMBER 31,
                                         1998(a)    1997(a)    1996(a)    1995(a)   1994(a)(c)       1993
                                         -------    -------    -------    -------   ----------   -------------
Y CLASS SHARES
NET ASSET VALUE BEGINNING OF YEAR......  $ 19.49    $ 12.56    $ 11.44    $10.07      $10.71        $10.00
                                         -------    -------    -------    ------      ------        ------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS
  Net investment income (loss).........     0.13       0.16(b)    0.24      0.23        0.11          0.04
  Net realized and unrealized gain
    (loss) from investments............    (4.32)      8.63       1.29      1.46       (0.75)         0.72
                                         -------    -------    -------    ------      ------        ------
  Total from investment operations.....    (4.19)      8.79       1.53      1.69       (0.64)         0.76
                                         -------    -------    -------    ------      ------        ------
LESS DISTRIBUTIONS
  From net investment income...........    (0.15)     (0.28)(b)  (0.20)    (0.20)         --         (0.04)
  In excess of net investment income...       --         --         --        --          --         (0.01)
  From net realized gain from
    investments........................    (2.68)     (1.58)     (0.21)    (0.12)         --            --
                                         -------    -------    -------    ------      ------        ------
  Total distributions..................    (2.83)     (1.86)     (0.41)    (0.32)         --         (0.05)
                                         -------    -------    -------    ------      ------        ------
NET ASSET VALUE END OF YEAR............  $ 12.47    $ 19.49    $ 12.56    $11.44      $10.07        $10.71
                                         -------    -------    -------    ------      ------        ------
TOTAL RETURN...........................   (24.69)%    78.79%     13.57%    17.63%      (5.98)%        7.60%
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)......  $25,832    $19,459    $10,601    $9,456      $8,630        $4,610
Ratio of expenses to average net
  assets...............................     1.70%      1.51%      1.46%     1.50%       1.49%         0.44%(f)
Ratio of interest expense to average
  net assets...........................      N/A        N/A       0.04%      N/A         N/A           N/A
Ratio of net investment income (loss)
  to average net assets................     0.58%      1.10%      2.02%     2.45%       1.60%         1.93%(f)
Ratio of expenses to average net assets
  (d)..................................      N/A       1.50%       N/A       N/A         N/A           N/A
Ratio of expenses to average net assets
  (e)..................................     1.72%      2.26%      2.25%     2.70%       2.65%         3.59%(f)
Ratio of net investment income (loss)
  to average net assets (e)............     0.56%      1.08%      2.00%     2.43%       1.58%         1.91%(f)
Portfolio Turnover (g).................      138%       205%       169%      115%        102%           17%

---------

(a)  Net investment income is based on average shares outstanding during the period.
(b)  The per share amount of net investment income is not in accord with the distributions per share from net investment income due to the timing of sales of Fund shares after the Fund declared its annual income distribution on December 26, 1996. The distributions declared on such date were paid principally from net investment income earned during the previous fiscal year.
(c)  For the nine months ended September 30, 1994. The Fund changed its fiscal year end from December 31 to
     September 30, effective September 30, 1994.
(d)  During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.
(e)  During the period, certain fees were waived or reimbursed. If such fees waived or reimbursed had not occurred, the ratios would have been as indicated.
(f)  Annualized.
(g)  Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(h)  Commencement of class operations.

TRUSTEES
Samuel A. Lieber
Laurence B. Ashkin
Foster Bam
H. Guy Leibler


INVESTMENT ADVISER                                     [GRAPHIC] Alpine
Alpine Management and Research, LLC
122 East 42nd Street, 37th floor
New York, NY 10168


CUSTODIAN                                              U.S. Real Estate
IFTC                                                      Equity Fund
801 Pennsylvania
Kansas City, MO 64105


TRANSFER AGENT
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, OH 43219


ACCOUNTANTS
PricewaterhouseCoopers LLP
100 East Broad Street
Columbus, OH 43215


LEGAL COUNSEL
Schulte Roth & Zabel LLP
900 Third Avenue
New York, NY 10022


ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services L.P.
3435 Stelzer Road
Columbus, OH 43219


                                                       [GRAPHIC]


                                                       ------------------------
         Alpine U.S. Real Estate Equity Fund           ANNUAL REPORT
          122 East 42nd Street, 37th floor
                 New York, NY 10168                    September 30, 1998
(11/98)            (212) 687-5588